AFL-CIO HOUSING INVESTMENT TRUST

Performance Commentary

4th Quarter 2017

Chang Suh

Senior Executive Vice President and Chief Portfolio Manager

AFL-CIO Housing Investment Trust

January 22, 2018

Summary

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For 2017, the HIT outperformed on a gross basis versus its benchmark, the Bloomberg Barclays Aggregate Bond Index (Barclays Aggregate) with a return of 3.58% versus 3.54% for the benchmark. The net return was 3.17%.

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This marks the 24th year out of the past 25 years that the HIT has outperformed on a gross basis (15 of those years on a net basis).

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Despite continuing strong performance from the corporate bond sector in 2017, which the HIT does not hold, the HIT was able outperform the Barclays Aggregate while providing better principal protection and higher yield.

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For the fourth quarter, the HIT returned 0.33% on a gross basis and 0.23% on a net basis, compared to a 0.39% for the Barclays Aggregate.

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$422 million of construction-related HIT commitments for 19 projects during 2017 made it the second highest year on record. An estimated 3,600 union construction jobs will be created as a result of these commitments.

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These investments are expected to contribute positively to future performance relative to the Barclays Aggregate and are also building or preserving 6,243 housing units, with 74% of those units being affordable or workforce housing units.

Fourth Quarter Performance

The HIT closed 2017 by outperforming the Barclays Aggregate for the year. The strategy of overweighting multifamily mortgage-backed securities (MBS) allowed the HIT to remain competitive relative to the benchmark, despite strong performance by corporate bonds. HIT’s gross and net returns were 0.33% and 0.23%, versus 0.39% for the benchmark for the fourth quarter. For the 1-, 3-, 5-, and 10-year periods ending December 31, 2017, HIT’s gross returns of 3.58%, 2.50%, 2.39%, and 4.38% exceeded the Barclays Aggregate by 4, 26, 29, and 37 basis points, respectively. HIT’s net returns lagged the Barclays Aggregate for these periods.

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q4 Portfolio Commentary

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Positive contributions to HIT’s performance in the fourth quarter relative to the Barclays Aggregate included:

  The portfolio’s ongoing yield advantage over the Barclays Aggregate (see Risk Comparison table below).
  Performance by agency multifamily MBS in HIT’s portfolio as spreads to Treasuries tightened for both FHA/Ginnie Mae and Fannie Mae products. FHA/Ginnie Mae permanent loan certificates contracted by approximately 8.5 basis points, construction/permanent loan certificates tightened by 9.5 basis points, and various Fannie Mae DUS security structures also tightened, with the “benchmark” 10/9.5 structure contracting by about 6.5 basis points. The HIT held 7.9%, 5.6%, and 27.7% of its portfolio, respectively, in these securities at the end of December. Together they comprised over 41% of HIT’s portfolio, but are not represented in the Barclays Aggregate.
  The portfolio’s slightly short relative duration as Treasury rates rose across most of the curve. Two-, 5-, 7-, and 10-year rates rose by 40, 27, 16, and 7 basis points, respectively, while 30-year rates fell by 12 basis points.

Negative impacts to HIT’s fourth quarter performance included:

  Performance by corporate bonds, the best performing major sector in the Barclays Aggregate, posting an excess return of 99 basis points. The HIT does not invest in corporate bonds, whereas the sector comprised 25.7% of the index as of December 31, 2017.
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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q4 Portfolio Commentary

  Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second best performing major sector in the index with excess returns of 24 basis points. The HIT was underweight to this sector with a 17.9% allocation versus 28.1% in the Barclays Aggregate as of December 31.
  The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 13, 54, 94, and 106 basis points, respectively. Over 96% of the HIT portfolio had a rating of AAA or carried a government or government-sponsored enterprise guarantee, compared to approximately 71% for the Barclays Aggregate at the end of December.

Fourth Quarter Market Environment

A variety of factors impacted the markets during the fourth quarter. These included improved prospects for U.S. business and individual tax cuts, expectations about monetary policy normalization, relatively strong corporate earnings, modest inflation, and relatively robust U.S. GDP growth (3.1% in the first quarter and 3.2% in the second quarter). Despite geopolitical risks, especially in the Middle East and North Korea, domestic equity indices continued climbing each month. For the quarter overall, the Dow Jones, S&P 500, and NASDAQ indices added about 10.3%, 6.1%, and 6.3%, respectively.

Treasury Rates

The Federal Reserve indicated it would hike the fed funds rate in December and up to three times in 2018 as well-publicized balance sheet shrinkage, which began in October, continued on schedule. The yield curve flattened during the quarter, as shorter-term Treasury rates increased on anticipated Fed actions and potential tightening by other central banks, while longer-term interest rates fell, as noted above. For the year, 2-, 3-, and 5-year maturities increased by 70, 52, and 28 basis points, respectively, while 10- and 30-year rates fell by 4 and 33 basis points, respectively.

Source: Bloomberg L.P.

Spreads

As investors continued to flock to riskier assets, such as corporate debt, investment grade corporate spreads tightened significantly, with the sector providing excess returns of 99 basis points for the fourth

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q4 Portfolio Commentary

quarter. For the year, the corporate sector provided strong excess returns of 346 basis points. Government/agency multifamily MBS in HIT’s portfolio were also tighter during the quarter, as discussed above. Spreads on generic “benchmark” securities shown below also contracted.

Source: HIT and Securities Dealers

Looking Forward

By focusing on government/agency multifamily mortgage securities, the HIT will continue to execute its long-standing strategy. Since these MBS generally offer higher yields than comparable securities with similar credit and interest rate risk and construction-related securities offer even higher yields, a larger volume of the latter should benefit HIT’s returns. With $422 million in construction-related security commitments during 2017, HIT’s volume is larger than any year since 2010. This high level of construction-related security commitments should add to HIT’s yield advantage as the commitments are funded during the 18- to 24-month construction period for each project.

Further, the HIT has a strong pipeline of projects that are expected to be financed in 2018 and beyond and it continues to identify investment opportunities through new strategic partnerships and existing relationships.

Risk Comparison: HIT Portfolio vs. Barclays Aggregate

December 31, 2017

	HIT	Barclays		HIT	Barclays
Credit Profile			Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	96.2%	71.2%	Effective Duration	5.45	5.80
A & Below	0.1%	25.0%	Convexity	0.07	0.10
Yield			Call Risk
Current Yield: 23 basis point advantage	3.20%	2.97%	Call Protected	75%	72%
Yield to Worst: 21 basis point advantage	2.87%	2.66%	Not Call Protected	25%	28%

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q4 Portfolio Commentary

The yield curve is likely to continue to flatten or possibly even invert as the Federal Reserve continues to hike the fed funds rate while inflation continues to remain below the Fed’s target. Strong market momentum and optimism leading into 2018 could be reversed and the stock market rally could slow or end under the impact of global central bank tightening and the conclusion of Quantitative Easing policies. Geopolitical risks are likely to remain elevated. In this environment, the HIT plans to continue to manage its duration to be slightly shorter than the Barclays Aggregate. This duration position should help contribute to HIT’s performance relative to the benchmark if longer-term interest rates rise, while keeping the duration long enough to help generate strong absolute returns if rates fall.

Given sustained strong performance by corporates – which have outperformed Treasuries by 419 basis points annualized for the past nine years – some market participants believe that corporate spreads are too tight and expect widening as market conditions change. Yield spreads for risky asset classes, such as corporate bonds, may have been buoyed by Quantitative Easing thus may be subject to widening as those policies cease or reverse course. Taking this into account, we believe that it may be a good time for investors to consider the diversification benefits of high credit quality fixed income investments such as the HIT. The HIT will continue to execute its patient portfolio strategy, which it believes will remain prudent and effective as the market enters its next cycle.

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q4 Portfolio Commentary

Market Data

Fourth Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.05%	0	6.23
Agencies	0.06%	21	4.36
Single family agency MBS (RMBS)	0.15%	24	4.43
Corporates	1.17%	99	7.58
Commercial MBS (CMBS)	0.35%	78	5.44
Asset-backed securities (ABS)	-0.01%	24	2.15
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/30/17	12/31/17	Change
3 Month	1.041%	1.376%	0.335%
6 Month	1.185%	1.527%	0.342%
1 Year	1.289%	1.732%	0.442%
2 Year	1.483%	1.883%	0.400%
3 Year	1.622%	1.971%	0.348%
5 Year	1.936%	2.206%	0.270%
7 Year	2.169%	2.333%	0.164%
10 Year	2.334%	2.405%	0.072%
30 Year	2.860%	2.740%	-0.120%
Source: Bloomberg L.P

Investors should consider HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q4 Portfolio Commentary

Portfolio Data as of December 31, 2017

Net Assets	$6,199,224,722
Portfolio Effective Duration	5.450 years
Portfolio Average Coupon	3.13%
Portfolio Current Yield[1]	3.20%
Portfolio Yield to Worst	2.87%
Convexity	0.074
Maturity	8.872 years
Average Price	102.02
Number of Holdings	997

Portfolio Percentage in Each of the Following Categories: 2

Multifamily MBS	68.30%
Agency Single-Family MBS	22.34%
U.S. Treasury	3.56%
AAA Private-Label CMBS	1.87%
Cash & Short-Term Securities	3.93%

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	22.34%
CMBS – Agency Multifamily*	64.27%
U.S. Treasury Notes/Bonds	3.56%
State Housing Permanent Bonds	5.00%
State Housing Construction Bonds	0.81%
Direct Construction Loan	0.09%
Cash & Short-Term Securities	3.93%
* Includes multifamily MBS (56.44%), multifamily Construction MBS (5.96%), and AAA Private-Label CMBS (1.87%).

Geographicaistribution of Long-Term Portfolio:3

West	8.26%
Midwest	13.30%
South	15.34%
East	14.70%
National Mortgage Pools	48.41%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Percentages weighted by unfunded construction-related security purchase commitments.

3 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q4 Portfolio Commentary

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 4

Cash	3.93%	5-5.99 years	5.98%
0-0.99 years	8.37%	6-6.99 years	7.60%
1-1.99 years	5.17%	7-7.99 years	11.01%
2-2.99 years	8.48%	8-8.99 years	8.20%
3-3.99 years	20.41%	9-9.99 years	8.97%
4-4.99 years	7.29%	Over 10 years	4.60%

Maturity Distribution (based on average life):

0 – 1 year	4.99%
1 – 2.99 years	10.19%
3 – 4.99 years	30.46%
5 – 6.99 years	18.03%
7 – 9.99 years	21.13%
10 – 19.99 years	12.20%
Greater than 20 years	2.99%

Quality Distribution: 4

U.S. Government or Agency	89.61%
AAA	2.64%
AA	3.74%
A	0.00%
Not Rated	0.09%
Cash	3.93%

Bond Sector Distribution: 4,5

MBS	96.30%
Treasury	3.70%
Agency	0.00%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

4 Percentages weighted by unfunded construction-related security purchase commitments.

5 Excludes cash and short-term equivalents.

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